UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 Or 15(D) Of The Securities Exchange Act Of 1934
Date of report (Date of earliest event reported): July 29, 2010
ACME PACKET, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33041 (Commission File Number)	04-3526641 (I.R.S. Employer Identification No.)
100 Crosby Drive
Bedford, Massachusetts 01730
(Address of principal executive offices) (Zip Code)
(781) 328-4400
(Registrant’s telephone number, including area code)
71 Third Avenue
Burlington, Massachusetts 01803
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results from Operations and Financial Condition
          On July 29, 2010, Acme Packet, Inc. issued a press release to announce its financial results for the quarterly period ended June 30, 2010 and to provide updated guidance for fiscal year 2010. The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.
          The information in this report (including Exhibit 99.1) is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit	Description
99.1	Press Release dated July 29, 2010 entitled “Acme Packet Reports Record Results for Second Quarter of 2010”

SIGNATURES
               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 29, 2010

Acme Packet, Inc.
By:	/s/ Peter J. Minihane
	Name:	Peter J. Minihane
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated July 29, 2010 entitled “Acme Packet Reports Record Results for Second Quarter of 2010”